EXHIBIT 10(a)

                                             Contract No. 112196


        NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
TRANSPORTATION RATE SCHEDULE FTS AGREEMENT DATED November 13,1996
      UNDER SUBPART G OF PART 284 OF THE FERC'S REGULATIONS

1.   SHIPPER is: THE PEOPLES GAS LIGHT AND COKE COMPANY, a LOCAL
     DISTRIBUTION COMPANY.

2.   (a) MDQ totals: 30,000 MMBTU per day.

     (b) Service option selected (check any or all):
       [  ]  LN     [  ]  SW     [  ]  NB

3.   TERM: May 01, 1997 through April 30, 1999.

4.   Service will be ON BEHALF OF: [X] Shipper or [  ] Other:.

5.   The ULTIMATE END USERS are customers within any state in the continental U.S.; or (specify state)
     ____________________________________________________

6.   [  ] This Agreement supersedes and cancels a ______
     Agreement dated ______

       [ ] Capacity rights for this Agreement were released from Natural's Transportation Rate Schedule Agreement (KT
       #) dated and are subject to any recall/return provisions in Natural's Capacity Release Package ID #.

     [X] Service and reservation charges commence the latter of:
          (a) May 01, 1997, and
          (b) the date service hereunder is available on Natural's System.

     [  ] Other: ______________________________________________

7.    SHIPPER'S ADDRESSES               NATURAL'S ADDRESSES
                     General Correspondence;
THE PEOPLES GAS LIGHT AND COKE     NATURAL GAS PIPELINE COMPANY
COMPANY                            OF AMERICA
WILLIAM MORROW                     ATTENTION: GAS TRANSPORTATION
130 E. RANDOLPH DRIVE, 22nd FLOOR  SERVICES
CHICAGO, IL 60601-6207             3200 SOUTHWEST FREEWAY 77027-7523
                                   P.O. BOX 283 77001-0283
                                   HOUSTON, TEXAS

        Statements/Invoices/Accounting Related Materials:
THE PEOPLES GAS LIGHT AND COKE     NATURAL GAS PIPELINE
COMPANY                            COMPANY OF AMERICA
PATRICIA GARCIA                    ATTENTION: ACCOUNT SERVICES
130 E. RANDOLPH DRIVE, 23RD FLOOR  701 EAST 22ND STREET
CHICAGO, IL 60601-6207             LOMBARD, ILLINOIS 60148


                                   Payments:
                                   NATURAL GAS PIPELINE
                                   COMPANY OF AMERICA
                                   P.O. BOX 2910
                                   CAROL STREAM,ILLINOIS 60132-2910

                                   FOR WIRE TRANSFER OR ACH:
                                   DEPOSITORY INSTITUTION:
                                   CITIBANK N.A.
                                   ABA ROUTING #: 021000089
                                   ACCOUNT #: 4067-6195

8. The above stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. The attached Exhibits A, B, and C (for firm service only) are a part of this Agreement. NATURAL AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF NATURAL'S FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW IS APPLICABLE, NATURAL AND SHIPPER EXPRESSLY AGREE THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing. Shipper shall provide the actual end user purchaser name(s) to Natural if Natural must provide them to FERC.

AGREED TO BY:
NATURAL GAS PIPELINE COMPANY       THE PEOPLES GAS LIGHT AND
OF AMERICA                         COKE COMPANY
"Natural"                          "Shipper"

By:     /s/ Stephen G. Weiman      By:     /s/ T. M. Patrick

Name: Stephen G. Weiman            Name:  T. M. Patrick

Title:Vice President               Title:Executive Vice President


                            EXHIBIT A
                    DATED:  November 13, 1996
                  EFFECTIVE DATE:  May 01, 1997

COMPANY:  THE PEOPLES GAS LIGHT AND COKE COMPANY
CONTRACT:  112196

RECEIPT POINT/S

                          County/Parish         PIN           MDQ
 Name/Location                  Area     State   No.   Zone (MMBtu/d)

PRIMARY RECEIPT POINT/S

1.LA GLORIA MOBIL/NGPL        JIM WELLS   TX     439    04   5,000
 JIM WELLS AT OR NEAR THE
 TAILGATE OF MOBIL'S
 LA GLORIA GAS PLANT ON
 TRANSPORTER'S LA GLORIA-
 MOBIL LATERAL IN LOT #1,
 SUBD. OF LANDS ADJ. TO
 TOWN OF LA GLORIA, JIM
 WELLS COUNTY, TEXAS.

2.PENNZOIL/NGPL MASTER ZAPATA   ZAPATA     TX    446    04   10,000
 INTERCONNECT WITH PENNZOIL
 OIL COMPANY ON TRANSPORTER'S
 ESCOBAS-LOS MAGATOS LATERAL
 IN THE CERRITO BLANCO SURVEY,
 A-73, ZAPATA COUNTY, TEXAS.

3.TRANSAM/NGPL NE THMPSNVLLE    JIM HOGG    TX   1041    04  15,000
 JIM HOGG INTERCONNECT WITH
 TRANSAMERICAN GAS TRANSMISSION
 CORPORATION IN BLOCK 4, "LAS
 ANIMAS" HEIRS OF FELIPE DE LA PENA
 SURVEY, JIM HOGG COUNTY, TEXAS.

SECONDARY RECEIPT POINT/S

      All secondary receipt point, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

RECEIPT PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

      Natural  gas  to  be delivered to Natural  at  the  Receipt
Point/s shall be at a delivery pressure sufficient to enter Natural's pipeline facilities at the pressure maintained from time to time, but Shipper shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure (MAOP) stated for each Receipt Point. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Receipt Point/s.
                       EXHIBIT A (CONT'D)
                     DATED November 13, 1996
                  EFFECTIVE DATE: May 01, 1997

COMPANY: THE PEOPLES GAS LIGHT AND COKE COMPANY
CONTRACT: 112196

RATES

       Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's applicable rate schedule.

FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)

     Shipper will be assessed the applicable percentage for Fuel
Gas and Gas Lost and Unaccounted For.

TRANSPORTATION OF LIQUIDS

      Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery
Points, but only if the parties execute a separate liquids agreement.


                            EXHIBIT B
                    DATED:  November 13, 1996
                  EFFECTIVE DATE:  May 01, 1997

COMPANY:  THE PEOPLES GAS LIGHT AND COKE COMPANY
CONTRACT:  112196

DELIVERY POINT/S

                          County/Parish         PIN           MDQ
 Name/Location                 Area     State   No.   Zone (MMBtu/d)

PRIMARY DELIVERY POINT/S

1.PGLC/NGPL ROGERS PARK COOK     COOK    IL     4174   06    30,000
 INTERCONNECT WITH THE PEOPLES
 GAS LIGHT AND COKE COMPANY ON
 TRANSPORTER'S HOWARD STREET
 LINE IN SEC. 36-T41N-R13E, COOK,
 COUNTY, ILLINOIS.

SECONDARY DELIVERY POINT/S

      All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressure available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.

                            EXHIBIT C
                     DATED November 13, 1996
                  EFFECTIVE DATE: May 01, 1997

COMPANY: THE PEOPLES GAS LIGHT AND COKE COMPANY
CONTRACT: 112196

  Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

  A primary transportation path segment is the path between a primary receipt, delivery, or node point and the next primary receipt, delivery, or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

  A segment is a section of Natural's pipeline system designated by a segment number whereby the Shipper under the terms of their agreement based on the points within the segment identified on Exhibit C has throughput capacity rights.

  The segment numbers listed on Exhibit C reflect this Agreement's path corresponding to Natural's most recent Pipeline System Map which identifies segments and their corresponding numbers. All information provided in this Exhibit C is subject to the actual terms and conditions of Natural's Tariff.



                            EXHIBIT C
                     DATED November 13, 1996
                  EFFECTIVE DATE: May 01, 1997

COMPANY: THE PEOPLES GAS LIGHT AND COKE COMPANY
CONTRACT: 112196

  Segment         Upstream    Forward/Backward  Flow Through
  Number          Segment   -Haul (Contractual)   Capacity

  18                   0               F               0

  20                  18               F          25,000

  22                  20               F          30,000

  26                  22               F          30,000

  27                  26               F          30,000

  28                  27               F          30,000

  30                  28               F          30,000